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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 21, 1997


                              DI INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                    Texas                                 1-8226                                  74-2144774
         (State of Incorporation)                 (Commission File Number)              (IRS Employer Identification No.)


                        10370 Richmond Avenue, Suite 600
                           Houston, Texas 77042-4136
             (Address of Registrant's principal executive offices)

                                  713/435-6100
              (Registrant's telephone number, including area code)

                                (Not Applicable)
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On Thursday, August 21, 1997, DI Industries, Inc., a Texas corporation (the "Company") announced that it had acquired six idle drilling rigs and related drilling equipment from Cactus Drilling Company, a division of Kaiser-Francis Oil Company. The rigs consist of four 2,000 horsepower silicone controlled rectifier ("SCR") rigs, one 1,000 horsepower SCR rig and one 1,000 horsepower mechanical rig. The 2,000 horsepower rigs are rated for drilling to 25,000 feet while the 1,000 horsepower rigs are rated for drilling to 15,000 feet. The six rigs will be held in inventory for possible refurbishment and redeployment. The $23,650,000 cash purchase price for the rigs was paid from the Company's cash on hand.

         The acquisition of these six rigs brings the Company's total rig fleet to 121 rigs, of which 29 rigs (including the six newly-acquired rigs) are held in inventory awaiting refurbishment. Assuming market demand so warrants, the Company presently plans to refurbish and redeploy 15 rigs by the end of 1997.

         This Current Report contains certain statements that may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, so included in this Current Report that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, including, without limitation, statements regarding the Company's business strategy, plans and objectives, beliefs and expectations, including statements regarding future refurbishment and redeployment of the Company's rigs and trends in the land drilling business are forward-looking statements. Such statements are based on certain assumptions and analyses made by management of the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes to be appropriate. The forward-looking statements included in this Report are also subject to a number of material risks and uncertainties. Important factors that could cause actual results to differ materially from the Company's expectations are discussed in the Company's prospectus dated June 23, 1997 relating to the previously completed offering of the Company's 8 7/8% Senior Notes due 2007 under the captions "Risk Factors" and "Business." Interested persons are cautioned that such forward-looking statements are not guarantees of future performance and that actual results, developments and business decisions may differ materially from those envisaged by such forward-looking statements.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 21, 1997


                              DI INDUSTRIES, INC.




                               By: /s/ T. Scott O'Keefe
                                  -------------------------------
                                       T. Scott O'Keefe,
                                       Senior Vice President and
                                       Chief Financial Officer





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